 EXHIBIT 31.2

Rule 13a-14(a)/15d-14(a) Certification of principal financial and accounting officer

I, Russell K. Boyd, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of INTREorg Systems, Inc. for the period ended June 30, 2010;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer(s)  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and  15d-15(e))and  internal control over financial reporting (as defined in Exchange Act Rules  13a-15(f))  for the  registrant and have:

                  a. Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b. Designed such internal control over financial reporting, or caused such internal  control over financial  reporting to be designed under our supervision,  to provide  reasonable  assurance  regarding  the  reliability  of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles;

                  c. Evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

                  d.  Disclosed  in this  report any change in the  registrant's internal control over financial  reporting that occurred during the registrant's most  recent  fiscal  quarter  (the  registrant's  fourth quarter in the case of an annual  report)  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer(s) and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

                  a. All significant deficiencies and material weaknesses in the design or  operation  of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

                  b.  Any  fraud,   whether  or  not  material,   that  involves management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

Date: December 24, 2010

/s/ Russell K. Boyd
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Chief Executive Officer, principal financial and accounting officer